Exhibit 99.1
SOUTH FLORIDA MARKET
(Divisions of Allied Waste Industries, Inc.)
COMBINED FINANCIAL STATEMENTS
December 31, 2006

SOUTH FLORIDA MARKET
(Divisions of Allied Waste Industries, Inc.)
Scottsdale, Arizona
Combined Financial Statements
December 31, 2006
CONTENTS

REPORT OF INDEPENDENT AUDITORS	1

COMBINED FINANCIAL STATEMENTS

COMBINED BALANCE SHEET	2

COMBINED STATEMENT OF INCOME AND DIVISION EQUITY	3

COMBINED STATEMENT OF CASH FLOWS	4

NOTES TO COMBINED FINANCIAL STATEMENTS	5 - 11

REPORT OF INDEPENDENT AUDITORS
Board of Directors
Allied Waste Industries, Inc.
Phoenix, Arizona
We have audited the accompanying combined balance sheet of South Florida Markets (Divisions of Allied Waste Industries, Inc.) as of December 31, 2006, and the related combined statements of income and division equity and cash flows for then ended. These financial statements are the responsibility of the Divisions’ management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Florida Market as of December 31 2006, and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
As disclosed in Note 7 of the Notes to Combined Financial Statements, effective March 31, 2007, the business operations and operating assets of South Florida Market were acquired by Waste Services, Inc.

Crowe Chizek and Company LLC

Fort Lauderdale, Florida
May 29, 2007

1.

SOUTH FLORIDA MARKET
(DIVISIONS OF ALLIED WASTE INDUSTRIES, INC.)
COMBINED BALANCE SHEET
(in thousands)
December 31, 2006

ASSETS
Current assets:
Cash	$1
Accounts receivable, net of allowance of $552	8,552
Inventories	192
Prepaid expenses and other	261

Total current assets	9,006
Property and equipment, net	12,270
Goodwill	62
Other assets	11

Total assets	$21,349

LIABILITIES AND PARENT COMPANY INVESTMENT
Current liabilities:
Accounts payable	$4,262
Accrued franchise taxes	867
Other accrued liabilities	1,576
Unearned revenue	3,127

Total current liabilities	9,832

Commitments and contingencies (Note 6)

Division equity	49,521
Less, Due from Parent Company	(38,004)

Total parent company investment	11,517

Total liabilities and parent company investment	$21,349

See accompanying notes to combined financial statements.

2.

SOUTH FLORIDA MARKET
(DIVISIONS OF ALLIED WASTE INDUSTRIES, INC.)
COMBINED STATEMENT OF INCOME AND DIVISION EQUITY
(in thousands)
Year ended December 31, 2006

Revenues	$63,942

Cost of operations	48,159

Selling, general and administrative expenses	4,742

Depreciation and amortization	2,251

Operating income	8,790

Interest income — Parent Company	5,247

Income before income taxes	14,037

Income tax expense	5,615

Net income	8,422

Division equity at beginning of the year	41,099

Division equity at end of the year	$49,521

See accompanying notes to combined financial statements.

3.

SOUTH FLORIDA MARKET
(DIVISIONS OF ALLIED WASTE INDUSTRIES, INC.)
COMBINED STATEMENT OF CASH FLOWS
(in thousands)
Year ended December 31, 2006

Cash flows from operating activities
Net income	$8,422
Adjustments to reconcile net income to cash provided by operating activities
Depreciation and amortization	2,251
Allowance for doubtful accounts	56
Loss on sale of property and equipment	130
Changes in operating assets and liabilities
Accounts receivable	648
Prepaid expenses and other	8
Inventories	2
Other assets	(9)
Accounts payable	(39)
Other accrued liabilities	39
Unearned revenue	101

Cash provided by operating activities	11,609

Cash flows from investing activities
Change in due from Parent Company	(9,337)
Proceeds from sale of property and equipment	2
Purchase of property and equipment	(2,269)

Cash used by investing activities	(11,604)

Cash flows from financing activities
Other	(5)

Cash used by financing activities	(5)

Change in cash	—

Cash at beginning of year	1

Cash at end of year	$1

See accompanying notes to combined financial statements.

4.

SOUTH FLORIDA MARKET
(DIVISIONS OF ALLIED WASTE INDUSTRIES, INC.)
COMBINED STATEMENT OF CASH FLOWS
(in thousands)
Year ended December 31, 2006

NOTE 1 — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
South Florida Market (the “Company”) is a group of three operations in the Miami, Florida area that provide waste collection, transfer and recycling services and each of the operations are divisions of BFI Waste Systems of North America, Inc. (“BFIWSNA”), an indirect wholly owned subsidiary of Allied Waste Industries. (“AWI”, or “Parent Company”), a Delaware corporation. AWI is the second largest, non-hazardous solid waste management company in the United States, as measured by revenues. AWI has business operations in 37 states and its revenues are derived from one industry segment, which includes, waste collection, transfer, recycling and disposal of non-hazardous solid waste. All significant operational and financial decisions of the Company are made by AWI’s management.
The following is a summary of the significant accounting policies used in the preparation of the accompanying combined financial statements.
Basis of Presentation: All significant division accounts and transactions between the business units within the Company are eliminated in the combined financial statements.
The Company is not a registrant with the Securities and Exchange Commission (the “SEC”); however, AWI is a registrant with the SEC and is subject to the SEC’s periodic reporting requirements. Certain estimates, including allocations from the Parent Company, have been recorded in the accompanying combined financial statements for stand-alone financial reporting purposes. Management of the Company believes that the presentations and disclosures herein are adequate to make the information not misleading. In the opinion of management, all adjustments necessary to fairly state the accompanying combined financial statements have been reflected.
As discussed in Note 5, AWI charges the Company for management, financial and other administrative services which AWI provides to the Company and also allocates certain of its overhead costs to the Company. AWI also maintains insurance coverage (employee health, general, auto liability and workers compensation) for the Company and allocates the cost of such coverage to the Company.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

5.

SOUTH FLORIDA MARKET
(DIVISIONS OF ALLIED WASTE INDUSTRIES, INC.)
NOTES TO COMBINED FINANCIAL STATEMENTS
Year ended December 31, 2006

NOTE 1 — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Concentration of Credit Risk: Financial instruments that potentially subject the Company to concentrations of credit risk consist of trade receivables. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the customer base. On-going credit evaluations are performed on customers, and the Company does not require collateral to support customer receivables.
Allowance for Doubtful Accounts: The Company performs credit evaluations of its significant customers and establishes an allowance for doubtful accounts based on the aging of receivables, payment performance factors, historical trends and other information. In general, the Company reserves 50% of those receivables outstanding 90 to 120 days and 100% of those outstanding over 120 days. The Company also reviews outstanding balances on an account specific basis and fully reserves the receivable prior to 120 days if information becomes available indicating collection is doubtful. The allowance is evaluated and revised on a monthly basis. The Company does not charge interest on trade receivables.
Property and Equipment: Property and equipment are recorded at cost. Depreciation is provided on the straight-line method over the estimated useful lives of buildings and improvements (30 to 40 years), vehicles and equipment (3 to 15 years), containers and compactors (5 to 10 years) and furniture and office equipment (4 to 8 years). The Company does not assume a residual value on its depreciable assets. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, property and equipment are evaluated for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable.
Goodwill: The goodwill balance reflects an amount related to an acquisition completed in 2003. There was no change in the goodwill balance during the year ended December 31, 2006. In accordance with SFAS No. 142, Goodwill and Other Intangible Assets, the Company performs an annual assessment of goodwill impairment by applying a fair value based test. The calculation of fair value is subject to judgments and estimates. The estimates of fair value are assumptions about future business plans and are based on facts and circumstances known at the time of the assessment. Management estimates fair value of the Company’s three combined divisions based on net cash flows discounted using a weighted-average cost of capital and other considerations. The estimated fair value could change if there were future changes in expenditure levels or ability to perform at levels that were forecasted. Management completed its annual assessment of goodwill as of December 31, 2006 and there was no impairment. As required by SFAS No. 142, the Company would conduct an impairment test of goodwill more frequently than annually under certain conditions. For example, a significant adverse change in liquidity or the business environment, unanticipated competition, a significant adverse action by a regulator or a disposal of a significant portion of an operating segment could prompt an impairment test between annual assessments.

(Continued)

6.

SOUTH FLORIDA MARKET
(DIVISIONS OF ALLIED WASTE INDUSTRIES, INC.)
NOTES TO COMBINED FINANCIAL STATEMENTS
Year ended December 31, 2006

NOTE 1 — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Revenue Recognition: Revenues result primarily from fees charged to customers for waste collection, transfer and recycling services. The Company generally provides collection services under direct agreements with its customers or pursuant to contracts with municipalities. Commercial and municipal contract terms generally range from one to five years and commonly have renewal options.
Revenue is recognized when services are provided and advanced billings are recorded as unearned revenue.
Income Taxes: The Company’s operating results are included in the consolidated federal income tax return of AWI. Separate company state income tax returns are filed in Florida. The allocation of consolidated income taxes of AWI to the Company is determined as if the Company prepared separate tax returns, in accordance with the provisions of the SFAS No. 109, Accounting for Income Taxes. The income tax liability is reflected in the due from Parent Company balance on the combined balance sheet. Deferred tax assets and liabilities (including any valuation allowance) are maintained on a corporate-wide basis by AWI.
Fair Value of Financial Instruments: The carrying value of financial instruments, which includes accounts receivable and accounts payable as defined by SFAS No. 107, Disclosures About Fair Value of Financial Instruments, approximate fair values due to the short-term maturities of these instruments.
NOTE 2 — PROPERTY AND EQUIPMENT
Property and equipment, at cost, and the related accumulated depreciation and amortization at December 31, 2006 is summarized as follows (in thousands):

Land and land improvements	$3,032
Vehicles and equipment	13,581
Buildings and improvements	3,104
Containers and compactors	8,762
Furniture and fixtures	182

28,661
Less: Accumulated depreciation and amortization	16,391

Property and equipment, net	$12,270

(Continued)

7.

SOUTH FLORIDA MARKET
(DIVISIONS OF ALLIED WASTE INDUSTRIES, INC.)
NOTES TO COMBINED FINANCIAL STATEMENTS
Year ended December 31, 2006

NOTE 3 — RETIREMENT PLAN
AWI sponsors the AWI 401(k) Plan, a defined contribution plan which is available to all eligible employees of AWI not represented by collective bargaining agreements. Eligible employees may contribute up to 25% of their annual compensation on a pre-tax basis. Participant contributions are subject to certain restrictions as set forth in the Internal Revenue Code. AWI matches in cash 50% of employee contributions, up to the first 5% of the employee’s compensation which is deferred. Participant contributions vest immediately and the employer contributions vest in increments of 20% based upon years of service. AWI’s matching contributions to the plan on the Company’s behalf and the amount expensed by the Company was approximately $151,000 for the year ended December 31, 2006.
NOTE 4 — INCOME TAXES
The Company’s operating results are included in the consolidated federal income tax return of AWI. Separate company state income tax returns are filed in Florida. The allocation of consolidated income taxes of AWI to the Company is determined as if the Company prepared a separate tax return, in accordance with the provisions of the SFAS No. 109, Accounting for Income Taxes. The components of the income tax provision consist of the following:

Federal	$4,535
State	1,080

$5,615

The federal tax and state income tax provisions include both current and deferred income taxes. Under the informal tax sharing arrangement with the Parent, the total provision is treated as a current provision which has reduced cash flows from operating activities and has decreased the amount due from Parent Company. Deferred income tax assets and liabilities related to the Company are maintained by the Parent Company.
The reconciliation of our income tax provision at the federal statutory tax rate to our effective tax rate is as follows:

Income tax provision at statutory rate - 35%	$4,913
State income taxes, net of federal benefit	702

Provision for income taxes	$5,615

(Continued)

8.

SOUTH FLORIDA MARKET
(DIVISIONS OF ALLIED WASTE INDUSTRIES, INC.)
NOTES TO COMBINED FINANCIAL STATEMENTS
Year ended December 31, 2006

NOTE 5 — RELATED PARTY TRANSACTIONS
All treasury functions are maintained at the Parent Company. Cash receipts are deposited into an account maintained by the Parent Company, and the Company’s cash requirements are met by the Parent Company and the net amount of these cash transactions is recorded in due from Parent Company. The Company earns interest at a rate of 6% on the balance with the Parent Company, excluding tax-related items, purchasing accounting related items, goodwill and certain other non-cash items, and other non-interest bearing items. Related interest income allocated by the Parent Company to the Company was approximately $5.2 million for the year ended December 31, 2006. The balance due from Parent was approximately $38.0 million at December 31, 2006 and is reflected as a reduction of division equity to reflect the net investment of the Parent Company.
In 2001, the Company entered into operating lease agreements with certain other subsidiaries of the Parent Company for equipment and vehicles. The associated lease expense included in cost of operations for the year ended December 31, 2006 was approximately $500,000.
The Company is charged for management, financial and other administrative services provided by AWI during the year, including allocations for overhead. Amounts are allocated on the basis of revenues earned. Related charges for the year ended December 31, 2006 were approximately $1.4 million and are included in selling, general and administrative expenses. In addition, AWI maintains employee health, general, auto liability and workers’ compensation insurance coverage for the Company and the costs of such coverage are allocated to the Company. Related charges included in cost of operations for the year ended December 31, 2006 of approximately $4.3 million were allocated on the basis of payroll expenses incurred. Management believes the method of allocation used is reasonable but would not necessarily represent those costs charged by non-affiliated companies or incurred for similar functions on a stand-alone basis. With the exception of the lease agreements discussed above, there are no contractual relationships between the Company and the Parent Company.

(Continued)

9.

SOUTH FLORIDA MARKET
(DIVISIONS OF ALLIED WASTE INDUSTRIES, INC.)
NOTES TO COMBINED FINANCIAL STATEMENTS
Year ended December 31, 2006

NOTE 6 — COMMITMENTS AND CONTINGENCIES
Operating lease agreements: The Company has non-cancelable operating lease agreements for certain facilities and equipment, with expiring terms through December 2008. Certain leases are with related parties (See Note 5). Future minimum payments under these agreements are as follows (in thousands):
For the years ending December 31:

2007	$605
2008	605

Total	$1,210

Rent expense including rent expense with related parties, was approximately $621,000 for the year ended December 31, 2006, of which approximately $500,000 was paid to related parties.
Financial assurances: At December 31, 2006, BFIWSNA, in connection with the Company’s operations, has provided $6.0 million in financial assurances to governmental agencies relating to its recycling, transfer station and collection operations. These financial assurance requirements are satisfied by providing performance bonds, letters of credit, insurance policies or trust deposits to secure these obligations. Additionally, BFIWSNA, in connection with the Company’s operations, is required to provide financial assurances for its insurance program and collateral required for certain performance obligations.
These financial instruments are issued in the normal course of business. They are not debt and, therefore, are not reflected in the accompanying combined balance sheet. The underlying obligations of the financial assurance instruments would be valued and recorded in the combined balance sheet based on the likelihood of the performance being required, and BFIWSNA and the Company does not expect this to occur. The fair value of such assurances is allocated to the Company by the Parent Company (Note 5).
Litigation: The Company and its Parent Company are subject to extensive and evolving laws and regulations and have implemented environmental safeguards to respond to regulatory requirements. In the normal course of conducting operations, the Company and its Parent Company may become involved in certain legal and administrative proceedings. Some of these actions may result in fines, penalties or judgments, which may have an impact on earnings for a particular period. Litigation and regulatory compliance contingencies are accrued for when such costs are probable and reasonably estimable. There are no matters outstanding at December 31, 2006 that management expects to have a material adverse effect on the Company’s liquidity, financial position or results of operations.

(Continued)

10.

SOUTH FLORIDA MARKET
(DIVISIONS OF ALLIED WASTE INDUSTRIES, INC.)
NOTES TO COMBINED FINANCIAL STATEMENTS
Year ended December 31, 2006

NOTE 6 — COMMITMENTS AND CONTINGENCIES (Continued)
Guarantees and collateral: BFIWSNA enters into contracts in the normal course of business that include indemnification clauses. Indemnifications relating to known liabilities are recorded in the combined financial statements based on management’s best estimate of required future payments. Certain of these indemnifications relate to contingent events or occurrences, such as the imposition of additional taxes due to a change in the tax law or adverse interpretation of the tax law, and indemnifications made in divestiture agreements where BFIWSNA indemnifies the buyer for liabilities that may become known in the future but that relate to our activities prior to the divestiture.
Along with substantially all of the other operations of the Parent Company, the Company’s assets collateralize certain of the Parent Company’s outstanding debt obligations.
NOTE 7 — SUBSEQUENT EVENT
Effective March 31, 2007, AWI sold its South Florida Market business operations and operating assets to Waste Services, Inc.

(Continued)

11.